SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2010

RESOURCE EXCHANGE OF AMERICA CORP.

 (Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
27 Fletcher Ave. Sarasota, FL 34237
(Address of principal executive offices)

941-312-0330
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Employment & Acquisition Agreement

On June 21, 2010, Resource Exchange of America Corporation, a Florida corporation, (the "Company"), by and through Asset Recovery of America, LLC ("ARA"), its wholly owned subsidiary, entered into an Employment & Acquisition Agreement with Jason Livingston (the "Employment Agreement").

Per the terms of the Employment Agreement, Mr. Livingston shall serve as the Demolition Manager for ARA from an effective date of June 8, 2010 through May 31, 2013 for a base salary of $87,500 per year, and the right to receive shares of the Company's common stock based on certain other criteria fully set forth in the Employment Agreement.

Also under the Employment Agreement, the Company has also acquired certain assets of Harry's Haul, LLC, an entity of which Mr. Livingston is the President and co-founder, in exchange for a base amount $30,000, subject to additional compensation as set forth in the Employment Agreement.

The above description of the Employment Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the "Current Report").

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 1.02.

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On May 11, 2010, Resource Exchange of America Corp. (the “Company”), through its wholly owned subsidiary, Asset Recovery of America, LLC (“ARA”), entered into a definitive Joint Venture Agreement (“Joint Venture Agreement”) with Harry’s Haul, LLC. (“HHL”).

As a result of the aforementioned Employment Agreement, the Joint Venture Agreement with HHL has now been rendered moot, and therefore, terminated.

The foregoing summary description of the terms of the Joint Venture Agreement may not contain all information that is of interest. For further information regarding the terms and conditions of each of the Joint Venture Agreement, reference is made to such agreement, which is filed as Exhibit 10.1 to the Company's Current Report on  Form 8-K filed by the Company on May 18, 2010, which is incorporated herein by reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 7.01

REGULATION FD DISCLOSURE.

On June 22, 2010, 2010, the Company issued a press release announcing the appointment of Jason Livingston and acquisition of the assets of HHL. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
10.1	Employment & Acquisition Agreement dated June 21, 2010 by and between the Company's wholly owned subsidiary, ARA, and Jason Livingston.
99.1	Press Release dated June 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE EXCHANGE OF AMERICA CORP.
Date: June 22, 2010	By:	/s/ Dana J. Pekas
Dana J. Pekas
Chief Executive Officer & President

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